UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934
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VSE Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VSE CORPORATION
3361 ENTERPRISE WAY
MIRAMAR, FLORIDA 33025

Your **Vote** Counts!

VSE CORPORATION

2026 Annual Meeting
Vote by May 6, 2026
11:59 PM Eastern Time

V81475-P40099

You invested in VSE CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2026.**

Get informed before you vote

View the 2026 Proxy Statement and our 2025 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 7, 2026
10:00 am Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/VSEC2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of eight directors **Nominees:** 01) Anita D. Britt 02) John A. Cuomo 03) Edward P. Dolanski 04) Ralph E. Eberhart 05) Mark E. Ferguson III 06) Lloyd E. Johnson 07) John E. Potter 08) Bonnie K. Wachtel	For
2.	Ratification of the appointment of Grant Thornton LLP as VSE's independent registered public accounting firm for the year ending December 31, 2026.	For
3.	Approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers.	For
4.	Approval of an amendment to the Company's Restated Certificate of Incorporation to authorize the issuance of blank check preferred stock.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V81476-P40099